BAIRD FUNDS, INC.
RiverFront Long-Term Growth Fund

Prospectus Supplement

To Prospectus Dated May 1, 2010, as supplemented on June 15, 2010

The Board of Directors of Baird Funds, Inc.  recently approved the reorganization of the RiverFront Long-Term Growth Fund (the “Fund”) into a newly-created mutual fund portfolio (to be named the “RiverFront Long-Term Growth Fund”; the “Acquiring Fund”) of Financial Investors Trust.  The background to the reorganization was described in the Fund’s prospectus supplement dated June 15, 2010, and more detailed information about the reorganization and the Acquiring Fund is contained in a combined proxy statement and prospectus included in a registration statement on Form N-14 for the Financial Investors Trust (File No. 333-167773) filed with the Securities and Exchange Commission. Assuming Fund shareholders approve the reorganization at a meeting to be held on September 17, 2010 and other closing conditions are satisfied, the reorganization is scheduled to occur after the close of trading on September 24, with the Acquiring Fund commencing operations on September 27. Assuming shareholder approval of the reorganization, the Fund will be closed to new investors on or about September 17, 2010.

The date of this Prospectus Supplement is August 19, 2010.  Please keep this Prospectus Supplement with your records.